                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material under Rule 14a-12
[ ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

                                 AUDIBLE, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

          ----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

                                 AUDIBLE, INC.
                            65 WILLOWBROOK BOULEVARD
                             WAYNE, N.J. 07470-7056
                                 (973) 837-2700

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON                  , 2002

     A special meeting of stockholders of Audible, Inc., a Delaware corporation
(the "Company"), will be held on                ,                  , 2002, at
10:00 a.m., local time, at the offices of the Company, 65 Willowbrook Boulevard, Wayne, N.J. 07470, for the following purposes:

     1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 50,000,000 shares to 75,000,000 shares; and

     2. To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

     The foregoing matters are described in more detail in the enclosed proxy statement. The board of directors has fixed the close of business on February
          , 2002, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof. Only those Company stockholders of record as of the close of business on that date will be entitled to vote at the special meeting or any postponement or adjournment thereof.

                                          By Order of the Board of Directors,

                                          --------------------------------------
                                          Nancy A. Spangler
                                          Secretary

Wayne, New Jersey
February   , 2002

                                 AUDIBLE, INC.
                            65 WILLOWBROOK BOULEVARD
                             WAYNE, N.J. 07470-7056
                                 (973) 837-2700

                                PROXY STATEMENT

     Your vote at the special meeting is important to us. Please vote your shares of common stock and/or preferred stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the special meeting and was prepared by our management for the board of directors. This proxy statement and the accompanying proxy card are
first being mailed to you on or about February   , 2002.

                        GENERAL INFORMATION ABOUT VOTING

Who can vote?

     You can vote your shares if our records show that you owned shares of our
common stock and/or Series A convertible preferred stock as of February   ,
2002. A total of [26,870,264] shares of common stock and 2,916,809 shares of Series A convertible preferred stock were outstanding on the record date and are entitled to vote at the special meeting. Each stockholder is entitled to one vote for each share of common stock and 4.0323 votes for each share of Series A convertible preferred stock. The enclosed proxy card shows the number of shares you are entitled to vote.

How do I vote by proxy?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the special meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote in favor of each of the proposals to be considered at the meeting.

What if other matters come up at the special meeting?

     The matters described in this proxy statement are the only matters that we now know will be voted on at the special meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they determine, in their discretion.

Can I change my vote after I return my proxy card?

     Yes. At any time before the vote on a proposal, you can change your vote either by giving our secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the special meeting rather than by completing the proxy card?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the special meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

     If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

     We will hold the special meeting if there is a quorum. In order to have a quorum, the holders of a majority of (i) our issued and outstanding shares of common stock, and (ii) our issued and outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class, must either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

     If your shares are held in the name of a nominee, and you do not tell the
nominee by February   , 2002 how to vote your shares (so-called "broker
nonvotes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

Who pays for this proxy solicitation?

     We do. In addition to sending you these materials, some of our directors and employees may contact you by telephone, by mail, or in person. None of our directors or employees will receive additional compensation for any such solicitation.

                                   PROPOSAL 1

                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The board of directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation which will increase the Company's authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares. As amended, the first paragraph of
Article IV of the Company's Amended and Restated Certificate of Incorporation will read in its entirety as follows:

     "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 85,000,000 shares, of which (i) 75,000,000 shall be shares of common stock, par value $0.01 per share (the "Common Stock"), and (ii) 10,000,000 shall be shares of preferred stock, par value $0.01 per share (the "Preferred Stock")."

     In addition to the [26,870,264] shares of common stock outstanding at January 15, 2002, there were outstanding on that date 2,916,809 shares of our Series A Preferred Stock. In addition, we have reserved approximately shares of common stock for issuance upon exercise of outstanding options granted under the Company's stock option plan, and up to shares of common stock which may be issued upon exercise of outstanding warrants.

     We have reserved shares of common stock to be issued upon the conversion of options, warrants and other convertible securities. Our board of directors believes it is advisable to increase the authorized number of shares of common stock in order to have additional shares of common stock available to provide us with the flexibility to use the company's capital stock for business and financial purposes in the future. The additional shares may be used for various purposes, including, without limitation, stock splits, raising additional equity capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products. The board of directors has no current plans to issue additional shares of common stock in connection with any acquisitions of other businesses or products.

     The additional common stock to be authorized will have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock will not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to issuing additional shares of common stock and increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and the voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation.

     Approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of the Company's authorized shares of common stock from 50,000,000 shares to 75,000,0000 shares requires (i) the affirmative vote of a majority of our issued and outstanding shares of common stock, and (ii) the affirmative vote of a majority of our issued and outstanding shares of common stock and Series A convertible preferred stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as negative votes.

VOTING AGREEMENT

     Pursuant to voting agreements executed by certain of our stockholders, stockholders holding a total of approximately 38% of the outstanding common stock and 100% of the outstanding Series A convertible preferred stock as of January 15, 2002 have agreed to vote their shares at the special meeting in favor of Proposal One.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the number of shares of our common stock beneficially owned as of January 15, 2002 by:

     - each person who we know beneficially owns more than 5% of the common stock;

     - each member of our board of directors;

     - each of our three highest-paid executive officers; and

     - all of the directors and executive officers as a group.

     Unless otherwise indicated (i) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable, and (ii) the address for the persons named in the table is c/o Audible, Inc., 65 Willowbrook Boulevard, Wayne, New Jersey 07470.

                                                               NUMBER OF SHARES    PERCENT OF SHARES
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED    OUTSTANDING (1)
------------------------                                      ------------------   -----------------
Microsoft Corporation(2)....................................      13,736,448             35.5%
  One Microsoft Way
  Redmond, WA 98052-6399
Amazon.com, Inc.(3).........................................       1,840,033              6.7
Amazon.com NV Investment Holdings, Inc.
  1200 12th Avenue South
  Suite 1200
  Seattle, WA 98144
Richard Brass...............................................               0                *
Winthrop Knowlton(4)........................................         151,875                *
Donald R. Katz(5)...........................................       1,558,945              5.7
Robert O. Kramer(6).........................................         276,023                *

                                                               NUMBER OF SHARES    PERCENT OF SHARES
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED    OUTSTANDING (1)
------------------------                                      ------------------   -----------------
Andrew Kaplan(7)............................................         381,662                *
Richard Sarnoff(8)..........................................          35,000                *
Gary L. Ginsberg(9).........................................          35,000                *
Johannes Mohn(10)...........................................          35,000                *
All Named Executive Officers and directors as a group (8
  persons)(11)..............................................       2,473,505              8.8

---------------

  *  less than 1%

 (1) As of January 15, 2002, we had outstanding [26,870,264] shares of common stock and 2,916,809 shares of Series A convertible preferred stock (which are convertible into 11,761,448 shares of common stock). The persons named in this table have sole voting power with respect to all shares of common stock. In compliance with the SEC rules, for purposes of calculating the percentage of common stock outstanding, any securities not outstanding which are subject to options, warrants or conversion privileges, including our Series A convertible preferred stock, are deemed outstanding for the purposes of computing the percentage of the outstanding securities owned by such person but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person. Share ownership in each case includes shares issuable upon exercise of outstanding options and warrants that are exercisable within 60 days of January 15, 2002.

 (2) Includes 11,761,448 shares of common stock issuable upon conversion of 2,916,809 shares of our series A convertible preferred stock, and 100,000 shares issuable upon exercise of warrants.

 (3) Includes 500,000 shares issuable upon exercise of warrants.

 (4) Includes 50,000 shares issuable upon exercise of options.

 (5) Includes 259,445 shares issuable upon exercise of options.

 (6) Includes 1,200 shares held in trust for minor child of which Mr. Kramer controls and 272,723 shares issuable upon exercise of options.

 (7) Includes 374,662 shares issuable upon exercise of options.

 (8) Includes 35,000 shares issuable upon exercise of options.

 (9) Includes 35,000 shares issuable upon exercise of options.

(10) Includes 35,000 shares issuable upon exercise of options.

(11) Includes 1,061,830 shares issuable upon exercise of options.

                             STOCKHOLDER PROPOSALS

     To be considered for presentation to the annual meeting to be held in 2002, a stockholder proposal must be received by Andrew P. Kaplan, Chief Financial Officer, Audible, Inc., 65 Willowbrook Boulevard, Wayne, N.J. 07470, or by our corporate secretary, Nancy A. Spangler, c/o Piper Marbury Rudnick & Wolfe LLP, 1775 Wiehle Avenue, Suite 400, Reston, Virginia 20190, no later than March 31, 2002.

                                 OTHER MATTERS

     Our board of directors knows of no other business which will be presented to the special meeting. If any other business is properly brought before the special meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

     It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

     We have filed an Annual Report on Form 10-K for the year ended December 31, 2000, with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-K by writing to our Chief Financial Officer, Andrew P. Kaplan, at Audible, Inc., 65 Willowbrook Boulevard, Wayne, N.J. 07470. Our Form 10-K is also available through our website at www.audible.com.

                                AUDIBLE, INC.
                           65 WILLOWBROOK BOULEVARD
                              WAYNE, N.J. 07470


                     SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE SPECIAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints Donald R. Katz, Andrew P. Kaplan and Nancy A. Spangler, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock and Series A convertible preferred stock of Audible, Inc. (the "Company") held of record by the undersigned on __________ __, 2002 at the Special Meeting of Stockholders to be held on __________ __, 2002 at 10:00 a.m., local time, at the offices of the Company, 65 Willowbrook Boulevard, Wayne, NJ 07470, and any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

        PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                 DETACH HERE

|X|     Please mark
        votes as in
        this example


1. Approve the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share from 50,000,000 shares to 75,000,000 shares.

      FOR          AGAINST       ABSTAIN
      |_|            |_|           |_|

                                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT
                                               LEFT                                          |_|

                                               Please sign exactly as name appears
                                               hereon.  Joint owners each should  sign.
                                               Executors, administrators, trustees,
                                               guardians or other fiduciaries should give
                                               full title as such.  If signing for a
                                               corporation, please sign in full corporate
                                               name by a duly authorized officer.


Signature: ________________________  Date: ______     Signature: ________________________  Date: ______